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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 1, 2005


                             APPLIED INNOVATION INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    Delaware                       0-21352                      31-1177192
---------------         -----------------------------           ----------
(STATE OR OTHER             (COMMISSION FILE NO.)             (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
 ORGANIZATION)

                              5800 Innovation Drive
                               Dublin, Ohio 43016
                                 (614) 798-2000
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Effective January 1, 2005, the board of directors of Applied Innovation Inc. (the "Company") granted each of the non-employee directors of the Company (Thomas W. Huseby, William H. Largent, Curtis A. Loveland, Richard W. Oliver, John D. Riedel, and Alexander B. Trevor) options (the "Options") to purchase 5,000 shares of the Company's common stock at a strike price of $3.47 per share, exercisable January 1, 2006 and expiring ten years after the date of grant. The Options were granted under the Company's 2001 Stock Incentive Plan. The form of Option Award Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

      (C)         EXHIBITS.

                  Exhibit No.           Description

                    10.1 Form of Option Award Agreement under the Company's 2001 Stock Inventive Plan.

                                       2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         APPLIED INNOVATION INC.


Date:  January 5, 2005            By:    /s/ Andrew J. Dosch
                                         ---------------------------------------
                                         Andrew J. Dosch, Vice President, Chief
                                         Financial Officer and Treasurer





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                                  EXHIBIT INDEX

Exhibit No.                            Description

   10.1 Form of Option Award Agreement under the Company's 2001 Stock Inventive Plan.